UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 5, 2026

Date of Report (Date of the earliest event reported)

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Bausch + Lomb Corporation

(Exact Name of Registrant as Specified in Its Charter)

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Canada	001-41380	98-1613662
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

520 Applewood Crescent

Vaughan, Ontario

Canada L4K 4B4

(Address of Principal Executive Offices) (Zip Code)

(905) 695-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BLCO	New York Stock Exchange	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2026, Bausch + Lomb Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) regarding the resignation of certain members of its board of directors (the “Board”) and the appointment of Thomas J. Appio, Robert Chersi, Laurence Paul, M.D. and Barbara Trebbi to the Board, effective August 5, 2026. This Amendment No. 1 to the Initial 8-K is being filed to report that as of August 10, 2026, Mr. Appio has succeeded Brent Saunders in his capacity as Chairman of the Board, with Mr. Saunders continuing to serve as a member of the Board. As of August 10, 2026, the Board has also appointed Dr. Paul to serve as Lead Independent Director. Additionally, on August 10, 2026, the Board appointed Mr. Chersi as a member of its Audit and Risk Committee and Talent and Compensation Committee, Dr. Paul as a member of its Nominating and Corporate Governance Committee and Science and Technology Committee, John A. Paulson as chair of its Nominating and Corporate Governance Committee, Eduardo Alfonso, M.D. as chair of its Science and Technology Committee and Ms. Trebbi as chair of its Talent and Compensation Committee, each appointment effective August 10, 2026.

Following the resignations, appointments and committee assignments described above, as well as certain other updates to the Board’s committees, the Board’s committees are now comprised as follows:

•	Audit and Risk Committee: Sarah B. Kavanagh (Chair), Robert J. Chersi and Russel C. Robertson

•	Science and Technology Committee: Eduardo Alfonso, M.D. (Chair), Nathalie Bernier and Laurence Paul, M.D.

•	Nominating and Corporate Governance Committee: John A. Paulson (Chair), Sarah B. Kavanagh and Laurence Paul, M.D.

•	Talent and Compensation Committee: Barbara J. Trebbi (Chair), Robert J. Chersi and Russel C. Robertson

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH + LOMB CORPORATION

By:	/s/ A. Robert D. Bailey
Name:	A. Robert D. Bailey
Title:	Executive Vice President and Chief Legal Officer

Date: August 12, 2026